SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                             Form 8-K

         Current Report Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):
                            May 26, 2000

                     ......Photronics, Inc......
      (Exact name of registrant as specified in its charter)


      Connecticut              0-15451            06-0854886
    (State or other         (Commission         (IRS Employer
     jurisdiction            File Number)       Identification No.)
   of Incorporation)


1061 East Indiantown Road, Jupiter, FL                33477
(Address of principal executive offices)            (Zip Code)



           Registrant's telephone number, including area code:
                              (561) 745-1222



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     (Former name or former address, if changed since last report.)

Item 5. Other Events

     On May 26, 2000, Photronics, Inc., AL Acquisition Corp. and Align-Rite International, Inc. entered into Amendment No. 3 to the Agreement and Plan of Merger dated as of September 15, 1999 (as amended by Amendment No. 2 dated as of March 27, 2000 and Amendment No. 1 dated as of January 10, 2000). Amendment No. 3 is filed herewith as an exhibit.


Item 7. Financial Statements and Exhibits

(a)   Financial statements of business acquired
      Not applicable

(b)   Pro forma financial information
      Not applicable

(c)   See Exhibits Index

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PHOTRONICS, INC.


                                              /s/ JEFFREY P. MOONAN
                                              ---------------------
May 31, 2000                        By:       Jeffrey P. Moonan
                                    Title:    Executive Vice
                                              President, Finance
                                              & Administration

                                   EXHIBITS INDEX


Exhibit No.                        Description
-----------                        -----------

2.1                                Amendment No. 3 to Agreement and
                                   Plan of Merger dated as of
                                   May 26, 2000.